Exhibit 10.19

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

JOina’ it rARCn AiiREhM • * ** This Point Research Agieemeiil JAgreeiueiit") is by arid between Amm‹x› Se'<ices L d €umpp{mfxnm4ow{COR ”e’€mea ,oM:•F 1:m# : ƒ %eDeteanda›dgoE}uly3),2039' mrm”}„ SC,liEDUiBA - Genera Teimsaud auditions SU'HEDUI.EB - Smpe of Wet

ASC AGRHRMEMT HO. Schedule tieneral ’Pernts rim( Condiliolis Teble of Contents A - 1 DcEnitions.., ...., ,.....................,............. ,..................... .................... 1. A 4 Reseevch Program........,., ......................,.... ,...................... ,.............. 2. A 4 Status us cii Independent Contractor, , ,........,................ ,.,.......... ,..... , ,....... 3. A - 4 Non - Exclusivity................ ,.............................................................. 4, A - 4 No Slibcoiiliacts or Assignments., ....... ,...... , . , ..... ,., ................................ S. A - 5 liability and Insurance..............,........................ .............................. - . 6. A - 6 Wari'snties,...............,.... ,.... ,....,.................. ,........................... ,........ 7. A - 7 A - 8 Confi‹lentiel Information,................... ,................................................ Publications.....,........„..............,..........,,.......................,................. 9, A - 9 Intellectual Property...............................................,........................... 10. A - 12 A - 13 Intellectual Property Licenses...,.........,.,.,....,......................................... 11. l2, A - 13 Visiting Researchers................. ,..... ,.........,........,.............................„. 13. A - 14 Removal/Replacement of Coiiii’actor’s Employee........... „..........................,. 14. A - 14 Conflict of Interest........................,.......,..,.......................................... 15. A - 14 Termination by AST......... ,.....,.... ................. ......... ,... ,..,. .........,...,... 16. A - 15 Terminaiion by Contractor....... .,.,,........................,.............................. 17. A - 15 Govoiun8 Law an‹l Settlement of Disputes...,..„,..,.................................... 18.. A - 16 Notices ..... - . .............,...... .................... ,.............................,............ 9. A - 16 Cliiinge Orders... . , .. . . ... .. . ...... .. ,............ , ..... . .. . .. .. . . .. . . . ... ...... . .. ... ,. . . . .. .. 20. A - 17 Suspension of \ Vork .......,...........,.................. .................,................ 21. A - 18 Miscelleneotis Provisions...........................,...,. ,................, , ,................ 22.

í,3. 1,4. ASC AGREEMONT NOM SChEDbLEA GENERAL TERM.S AND CONÒITIONS Defin:itions “Affíliete" shah ineon with i'eipect to a Pnrty, any corpoiotioii, yartneiship, tret, or oiber etltity wliicli eithei' owiu such Psi'ty, is owned by such PREty; coiiłicls stich żarty; is controlled by siich Porty ; and/oi’te tinder łlie coininon coiitrol with sucli Psrty by nn Affiliete of boili the entity and sucli Patty, iegoidlcss ofwlietliertlie eniity exists as of tlic Effeciive Dnte or is later ecqiiired, fórmed ; oi beconies aii Affili«te aiter tlie Effective Dhte : For the ¿›tiipose of this dcfuiitiort, “control” ineans direct or iniliiect ownership of ftfty percent (so%j or more of the shares.conferring the nghts to vote ct e geiteral meeting (or .itsequivalent) of seem entity or alternatively to appoint the inejority of the directors or other' governnig body of such enlity. 1 . 2 . "AiSC Representative” shall mean an individual appointed by A 8 C nncl authorized . to net on its behalf, with whom Contractor moy consult ct all ieasonRble times, fllid whose instructions, ivqiimts end decisions issued or made as provided in this Agreement shall be bin‹Iing o» AST . The ASC Representativeis responsible for all commercial aspects oftlñs Agreement and is designated in Schedule B . “Background Intellectual Property” or "Back t›und IP“ menus Intellect ual Proper 5 ' : and the legal rights therein (including, bUt not liiiiited to, inventions, patent opplifiRtlOllS, patents, copyrights, and any information erribodying proprietary data stich as technical datn ftltd computer software) of a Pnrty thot wus developed, clouted or owned by such Party or its Affiliates before the Effective Dale rind which is necessary of related tO the Research Program . “Business Dny” means any dsy except Sattirda 3 * or Sintdoy or and other day on which commercial banks located in Houston, Texas, are authorized or reqniicd by law to be c 1 ose( 1 foi business "purge" ‹ 3 i‹ 1 er" means any written modification of Schehtile B of this Aglceineiit expressly designated as a Change Oi'dei end signed by both parties . “Conceis • ed” shitll I 11 GR 11 the time when a definite anti pcrnJfinent idea of an operative invention is known, Conception is complete when the idea is so clearly defined in one’s Ijiind that only ordiiinry skill would be itecassa ; y to reduce the invention to ’ I › •• › • * . without extensive icseaich or experiInGntalioii .

AGR CEMENT NO. “Cpofident¡al Infoz‹ : nation” shall l›a› • c the mennicg set North in Section 8 of Scttedylo A . “C 0 ntf 0 ctoi’ Rey'esentative” shall lne 0 n an individual or individuals appointed by the Coittmctoi’ rind authorized to ect on behalf of Conli'actoi’, with wltorn ASC inay consult at all reasonable thnes, end whose inslnictions, i'equests, and decisions issued or made as provided in this Agreement shell be binding on Contractor . The Co@actor Repi'esei 1 tulive is responsible for all commercial aspects of this Agreement and is designated in Schedule B . 9. “Controlled Item” shall have the iiieaning set forth in Section 8.8 of Schedule A. 10. “Deliverable(s)” shall mean the KGS 0 nl’G 1 i Results, Report(s) and olhcr item(s) to be delivered or’ performed by Contractor to A 8 C or Sau‹ti Aratnco uiuier this Agreement, zs more fiilly tlescribed in Schedule B . “Bxport Control Law's” means and includes all U.S. laws atid regulations i'estricliiig llie export, re - export, transfer or release to certain governments, legal entities or iiidividuals «iii/or to certain destinations of nity Controlled Items that ace specifically regulated or controlled by the U.8. govei'iuaent, including but not limited to those laws and repilatioiis: (i) ndnunisteied by the U.S. Depai'tment of Commerce (e.g., the Export Administration R.egulations (“EAR”], (ii) admiiñstered by the U.s. Depa1'tmeiit of State (e.g” Inietnntional Traffic in Anns Regulations [“ITAR”)); (iii) administered by the U.S. Department of tlte Treasui'y (i,e., the Office of Foreign Assets Control (“OFAC")); (iv) pertaining to nationals of countries subject to comprehensive U,S. economic embargoes/ sanctions (e.g. Cuba, Iran, North Koren, Sudan, and Syi'ia); (v) pertaining to entities, individuals, vessels, and covered by the U.S. Government's List of Specially Designated Nationals (“SDNs”) and Blocked Persons (U.S, Department of Ti'ensiiiy, Office of Foreign Assets Cooti'ol); (vi) pertaining to entities and individuals covered hy the Denied Persons and Entity Lists (U.S. Department of Commerce, Bureau of Industry end Security); or (vii) any ot 1 l@’similar U . S . Government listings of seitciioned or restricted persons . 1 . 12 . “IntellectuRl Property” or “lP” means sny discoveries, inventions, improvements or creations of either Pacty end their Affiliates or Saudi Aramco, that such Party is legally entitled to own o› to which such Party has legnl or oilier rights to iisn • , whether tangible or intangible, whether business or technical, whether patenteble or i »'* - 1 **' • n 1 ab 1 ei,ncluding but ttot limited to (a) technologies, data, dntn models, database st ru ctures,piccedtires, processes, techniques, designs, mrenlioiis, discoveries, know - how, forimil 8 e, algoi'itluiis, source code, olijcct code, SOL ¥ VFt 1 ’ 5 , cO 1 lGe}its, arid (b) tlte expression or ettibo‹tim‹uii, in whatever inediuiit or fonn ofexpi'essioii, of such technologies, data, data models, dklabasc sti'ttctuies, procedures, processes, products, techniques, designs, inventions, discoveties, know - how, fern \ 1 ae, algotillitns, source code, object code, software, rind concepts, including any end oll drawings, blueprints, lists of materials, patterns, molds, records, docomeilis, specifications, diagrams, foi'mtilac, {»odtiet design standards, tools, dte, jigs, models or prototypes .

A8CAG8E5MENFN0. 1 . 13 . “Intellechial 1 'roper(y Rights" or "IP Rights" iiieans all pi’opi’iet 8 ry or ofhei’ legally enforceable rigli : s thioiigliot : t the woi'lt 1 providcd uttder (a) patetit Law (iticltnling opplicatioiis peilding before «ny relevant goveriuneiital autliofily ivorldwidc, and city additions, coiitiniiations, c ontintiations - ito - pait, divisions, reissiles, reBewals or extensions based thereon), (b) trsûcinatk end service inaik law, (c) design datent or indtistrial design law, (d) semi - condiictor chip or inask work laxv, (e) tfade secret law, (f) dotabase law, end (g) ¡lily Otl1C1’ StatUtOry ploViSiOI1, COlTllROll laiY prÎilGiple, Or' piiilCiple 0( lnW ilndel’ 8i1y jmlsdlction in the world wliich provides pi'otective or otlier inletlgible propsi'ty rights to tecluiology, tradenierks or cizetive woi'ks . This tenu will include All licences and fights to stie and recover dainages for past, present nnd fuhire fiifritigcineot, dilution, inisappi'oprialion oi' other violations of suoh protective or intnugible propeity rights . lt is iinderstood that works of litei'otiue aitd Rl( 8 U Hot in 0 ltlded in the definilion of IP Rights . If required, «nd upon ieqiiest, Contrsctor will eeknowledge my mots for hire end will procui'e en as 9 igiunent oùrights fioin the atltlior(s) to ASC . "On • nersliip" es set forlh in tliis Ag current sliell inean the legal riglit to iise, sell oi exploit . 15. “PR't/" sliall inean eíllier ASC or’ Conlmctor. 16. “Pai'lies" shrill mean ASC end Contractor collectively. 17. “Principal Investigator shall nienn the individintl appointed by Contntctor to have overall responsibilityfor theResearch Program on behalf of Conli'actor . The Principal Investigator' is destg»ated in Schedule B, 18. “Pi'oject Piico" shall have the nienning set forth in Scliedule C. “Keport(s)" shnll have the meatthig set fortli in Scliednle B. 20. "Reseat'c1i Ptcginm" shall mean the reseai'cli progmin to be conducted by Contractor under this Agreement, aS described in Schedule B. 21. “Reseaicll Result(«)" shall menu oll Reports und all technical matings obtained from the performance of this Agreement, us inote fiilly eddi'essed in Section 10,2 of Scliedii1e A. 1 . 22 , “Saudi Ar«mco" sli 811 mean the Sfiudi Arabian Oil Coilipaiiy, a joint stock company orgaiiized under the Laws of llie Kingdom of Ssudi Ai'abia, with a principal p(ace of business in Dliehian, Saudi Ai'nbio . ASC is a wholly - owned snbsitliary and Affiliate of Sniidi Arairico . 1 . 23 . “Saiidi AITllIJcO's Teclufical Representotive” shnll inean sn individiial nppoiiilcd by Sautli Aramco to coiisiilt with Contvoctor ori tho techitical nspects of the Resenrcli Program and the Woik . Stnidi Ai inco's Teclinical Repi'csenlative is desigtialed iii Scliedtile B, 1.2•f. "ÜltbCollil'BCtO1’8" shah liave the ineoiiing set foi'tli in Scclion 5 of Sclic‹liile A.

1.25. “WRFfanty Notice” shall have the iitennitig set forth in Section 7.5 of Schedule A. 1,26, "WOl’k " 8)lRll nieait ai1 services to be perfoi'med by Contractor pni‘siiant tO this AgfCCltlelât. R e c P o n 2. l. 2.3, ABC AGREEMENT TO. 1 Contractor agrees to conduct the Research Program and to perform the Work in accordance with the ieims and conditions of this Agreement . ASC agrees to pay for the Work perforiiied in accordance with the lems and conditions of this Agi'eeinent . 2 . 2 ASC end its Affiliates, ili particular Saudi Arniiico, shall be entitled to hgve theii’ i'eptesentatives present at all locotioiui where Contractor is performing any Work under this Agreement, to participate in, i'eview and, where specified, inspeci nil aspects of Cojtlractoi's perfor‹Jtance tltidei this A wmeitt . In t heevent tliet certain Deliverables em to be inspected before being released for shipment to ASC and or Saudi Arabia, Conti'actor will assist ASC personnel in conducting cny required snspeclions . 3. I S t a n t isdas a e t i pen d C o e n t n i cttr In sll things undertaken by the parties under this Ag'eeinenl, it is speciEcally understood and agreed that Contractor shall be and remain nt all titles durjng the Term, an independent coiiti'actor, anti neither Coittt‘actor nor any of its eiiiployces, agents or consiiltRnts shall be heated as o servan t, agen t or employee of ASC . Accordingly, without limiting Contractor's duty to deteiiiiine the most appropriate manner aiid method for pei'fonnitig service hereundel, ASC shall be entitled to specify the extent and nature of such services rind thc rositlts to be achieved . No Excl 4, 1. Both C!oiiiiac 1 oi' end ASC understand tllRt the otheiPaity end its Affiliates inay be involved it 1 sirnilnc research oii behalf of itself and others . The Potties shell be fee to continue such other i'esenrcli r' vided lliat it is eoncliicted separately from the Research Program and tliRl mo Confidential Intoi'ination obtained by Contractor iinder this contract is used, disclosed ot made n part of such other research . 2. Funds provided nuder iliis Agreciiient inay be used by Contractor only for the Reseai'c 1 i Progi'aiii, and for no other purpose, iiiitiati • e, or activity . 5. No Stibcoiili'acts or’ A i d i ent 5,}, Contractor shell not siibcone 8 Gt rim ' } 3 ait of the \ Voi’k without ASC's jiiior written aoprovel . If AST »pliiovm a proposed subcontractor (the ”Siibcontrhcioi* 9 , the following pi'ovisio/is shall apply .

5:1.2. Conlractor slinll i'eaieiii ln‘iiiiarily i'esponsible for (i) nll sein'ices and IVoik pcrfoliiied by orij' siibcontractor atid (ii) all gootls, inafei’in(s or cquipiHeiit provided by the Subconti‘acto 1 . Contiactoi sliall be fiiily impossible for the ects ood omissions of afí the Subcontrnotoi(s)i at wlialever mer . Contractor shRll schedule, cooi'dinale and iuanage the services end Woik peiformed by tlte Subcontractor and ensure thnt all services and Woi'k performed by the Subcoiilractor coiiiplics iYifli tllC lel’ 1 IlS Of tllis gieeoieiit, including amy scliedule deadlines . Conti'actor shall ensure that oil stibcontiucls contain provisions tln t obligate saint Subconttectors to ftilly comply with the all of the ferries and conditions pf this AgteeinEnt, including without limitation, Seciion 2 . 2 (fnspectioii), Section 8 (Confidential Information), Section 10 (Intellectual Property), Section 11 (Intellectual Property Licenses), Section 12 (Export Conliols), aild Section 18 t o ie r f s . 6. Li bilit All subcoitti cts entered into by Contractor or by the Subcontractor shall cousin a provision whereby the Subcontractor agrees and consents to the ossigniiient of such subcontract to ASC tipon ASC's written request Contractor shall, if ASC requests, assign to AST el1 of its rights under all subcontrncls entered into by Conh'actor, ntid ASC may, to the extent pei'nñlted by applicable law and after prior written notice to Contractor, enforce directly against stich SubcontinciOi all rights of Controotor tinder Such subconti'oct. 5 . 2 . Neither Party shall assign this Agreement, or nity part hereof, ta oiiy third party without the pi'ior written approvfil Of the other Party . i ‹I li R e . 6 . 1 . Neitlier Pnrty accepte liability or responsibility foi’ iBty use by the otlier Perry for . sny Research Results, for any i‘e 1 ionce ulrich may be plnced by the Ot 1 ie 1 ’Purty on atiy Resencli Itnsults or lntelleotiial Propeily Produced liereiiiider, nor for advlee or information given in connection with eny siiclt Research ResültS or intellectuel Property . 2. Neither Putty shall be liable to the other Party for nny coiueqitential, special, indirect, exemplary or punitive damages, innl uting but trot limited to loss of profit or products, whethersncli liability is based, or claiinc‹J to be based, iipoit arty negligent get or omission of a Party or its persolinel, or whether such llobiliy is bnsed, ot claiiued to be hased, upon any breech of a Pal’ty‘s obligations uilder this Agi'eeincnt, 3. Except as pfovided in 6 . 2 . aiiove, Contraetor sliolt defeiid, inrieinnif} • aiid hold haniiless ASC and its Affili«tes, as well as their officers, dii'ectors, employées, and appointed representatives, front sny and all clniins, fosses, expenses or duiungcs arising front or relaled io the injiiry or dClitli of nny pei'son, and the deillage or loss ofany uo}ierty resulting fi'oni any negligcnt aets or omissions of Contracter, its cin ›loyees, appointed icpresentatives, and lire Siibconüactor s if nn .

PSC AGItEEMENT NO 4. Excepl us J›rovided iii 6 . 2 . ubove, A 8 C shall defend, indeniiiify anti Jiold hai'in 1 ess the Contractor and its Affilietes, es well as their olficeis, directors, einploy«es and ι p 1 »o‹» ι d i’epi’esentatives, fi'om any and ull llatins, losses, expenses or datueges «rising from or related to the iiljuiy or deattt of atty pasoit, and ttie dei»age or loss of ony propeily restilting front any negligent acts or oinissioits of ASC, its employees nnd B [loillted i'epiesctitntives . 5. Conti ctoi agrees to obtoin nnd maiittaín Cominercial C¡eiieral Liability Iiisiii'ance covei'in all of Conlt'actoi"s aciivities uniler this Agreement, with liinits of no less for Bodily Injury Liability per person aild per occurrence and no Jess tlia Property Damage Liability per occiirrence. AST ngrees to obtnin mid maintain Commercial General Liability I ASC's activities under this Agreement, with limits of no less th Injury Liability per pei‘son and per’ occurrtilc8 Rlld no less! thai Damage Liability per occurrence. 6,6. 7. Warrnntias 7.1, for overing all for Bodily for Property Continctor warrants that it shall perform the Woi'k end alt its obligations in a professional magnet' and in strict accordance with llie specifications set forth in Schedule B . 2. Contractor warrants that all petzoiu employed ot need by Contractor to perform Work in the United Stntes hereunder ni'e authorized by U . S . immigration law to woi'k in the United Stittes . ASC inay ternunate this Agreemetlt without notice end without liability shoi : ld it be discovered that COl 1 tl’ £ lGtO 1 ’ is tit breach of this warranty . 3. Except for Section 7 , 1 „ neitlicr Party : snakes my representation or warlenly of any kint), express or implied, conceiiiing the validity of my Research Results, Repoi'is or other Deliverables, including, but not li@ted to, any representation or warranty of (i) itierchontability ; (ii) filness for a particular }iiirpose ; an‹J (iii) the absence pf any latent or other defects . 7.4. Wiitta tor fi : itti • r ssapai›is i 1 «t cit Contractoi - cupplied inateiiels, tools and eqnipineiit sliall confoi'm to the specifieaiions set fnrth in Scliediile B, sliall be hee of defects iu inalei'iol and workmaiisliip and fit for tlm purposcs illtended, 7 . 5 . Slioultl AfiC discoYer al atry time witkii deys attei perforiraitce of the York that eillier the Work ói’ Conli'nctoi siipp 1 ie‹l materials, tools and eqiiipmiiii do mot conform to ltte foregoing warranties, Contractor skalt, after receipt ofa written notice Mom A 8 C, promptly perfOl’tn or ai’raiJ e fo 1 ’ the pei'foi in : mtce of my rind all corrective iYoi'k required to make the Work oi‘ the materials, tools or equipiuent cotdorin to such wacra»ties (the “V'nrrantyNotice”) . Such coi’i’eetive ivork shrill bc pciforined at Contl'act 0 i"s expense . 7 . 8 . Should Contractor fail to perform its obligations tinder Section 2 within Biisiness Days utter i'cceipt of the Wori'anty Notice Toni ASC, ABC inay, ct its oplion and without prejudice to any othsr rights or remedies which inay be available to it, perfonn sticli con'ective work itself or through othels, at COlJtractor's ex eiise .

7.7. 'fire iiglils and remedies of A5C pi'ovided by this Section 7 nre in addition to any nther rights rind renie£lies provided by law or it equity or otherwise. 8. Coiifideiitiol Informatiön 8,3. 8 . 1 . "Confitlential Infol'litation" means anything (including, without limitation, nny Research Results, Intellectual Property, infoririation, oiel disclosures, brutal observations, emails oi othei' tangible electronic storage rnediiun, doctlnieiits, concepts, ideas, scientific or' tecluiological principle, discovei'ies, itneiitions, algoritluiu, dala, statistics designs, plens, drawings, mops, models, eiintiitry, hardware, fimiwni'e, software, machines, composition of matter, foi‘ntule, patter is, devices, compilations, progi'ains, pi'ototypes, projections, teclmiqiies, know - how, appamti : s, iiiiproveinents, pi'ocedures, pi'ocesses, operating colJditiono, inetliod 5 , finsnoifll or oilier business information, spreadsheets, cowneirial ternis, customer lists, ouoent or f»t»ie product information, iri'espeetive of whether J 2 dtClltabl 8 Of‘ DO/ B" tGd in any portion, copy or extract of such information, irrespect'ive of whether iit tangible or intmigible form, irrespective of its medio, and irrespective of ivhetherniarked/designated or itotiiisrked/designatedes “confidential”) that (i) is . disclosed or revealed by one Party or’ its AOiIietes (“Disclosing Party”) to the othei' Party oi' its AUliates ("Receiving Party’s or (ii) is visually observed by one Party (who is deemed to be the Receiving . Perty in such case), and is reasonably expected by the Diso)osing Party to be confidential . The Receiving Party may use Confidentiel Information solely for puvposes of fulfilling th objectives of this Agreeinent. Notivithstnuding anything to the coittrary iii this Agreeineut, Ît IS tii)deLstood and agt'eed that CoiJdinlial Information ntay be disolosed to Seudi Aivnco, siibjeet to the restrictions set föxtli in this Agreement, Por a erio‹l of cars from the date of receipt of Confulential Itik›iinatioii or iititü cars after the teriiiiilation of this Agreeinent, wliichever is later, the Receiving ai'ty egrees not to duplicata, use or otlicrwisc disclose any Confidenlial Information to any third party, finir, corporation, cntity, organisation, insiifiition, govei'nnient entity, 8.5. except that Confidentiel Information may be disclosed by the Receiving Party to iis Affilintes, ortlployees, staff, où . prnfessional advisois who vie bounô by the l’esli’ictions set forlh in this Agteeinent . 8 . 4 . The Receiving Part)' shull use Rt least the same degi : ee of care in safeguarding, }xotecting, . and preserving the Coiifidenlial Information of the Disclosiiig Pnr(y as it uses for its own confidantinl . end proprietary iiWorniation, but in no event Jess than reasonable care . The Receiving Party shell proinp t ly nntify the Disc!osiug Perry in whiting if it Iras renson to believe tlint iinetlthorized use, possession, acquisition, ‹lisseiiJiitnliotl Of tlÏü 0 OstifC Of iiy Confitlential Information hns occiiri‘ed, and the keeeiviiig Perty sJiall i 15 g it 9 l’eRSOtl 8 ÂÎC efforts to coopei'ate with nrty appropriate cations taken by tho Disclosin¡ ; Party to protect said Confideiitial liJorination fronJ furihor disseitiiiietion, incliiding ‹nforcilig the terme of city agicoment between the Recciving l'art) • and the individuel(s) rosponsible loi the tinaiithorized use ordisclosure .

ASCAGîŒEh4RNTNO. 6. Notwitlutanding tlte foregoing, the Receiving Party shell have nt› obligation to treat es Confide.trial liifonnatioii, any infoi'iiiotion, datu, or items iliat: (i) were in the possession of or kiiowit by the Receiving Party at the titne of disclosure, without ait obligation to maintain confidentiality, can be demonstrated they are hidependently ‹developed by the Receiving Pnrty without the use or benefit of the Confidential Information; or () we app }' br ed in writing by the Disclosing Party for disclosure. (ii) are or beeoiue knoiul to the public willloilt violatio» of the Confidentiel Information section of this Agreement; (iii) eie disclosed lawfully to the Receiving Pai'ty by a ilJii'd pst 4 y heving the tight to disclose the information withoui violation of the Confidential Information sectlon of the Agveeine@ S.9. 8 . 7 . lii the event that the Receiving Paity is required by law or cotirt older or by i'egu 1 atory body to disclosc Confidential Information, their the Receiving Party agrees to promptly notify the Disclosing Patty of such required tlisolosiire anfi, where permissible, provide the Disclosing Party with cn opportunity to oppose or limit diselosiu'e . Any compelled disclosure iinder such law or count order' or’ pursuant to regulatory inquiry or demand shall be limited to the minimal acceptable disclosine . BoÎli parliez ncknowledge that Confidentiai Irrforniation to be exolianged under this Agreeinent may include information, ntticJes, Technology or software that rire specifically iegtilated or conti'ol 1 ed by the U . S . govei'mnent (collectively, “Conlrolled lteina“) . Therefore, eacli Party agrees to comply fiilly with the export control provisions set fortli in Section 12 of this Agreenient . Nothing iii this Section 8 shall be consti'iied or intet'picted to require either Party to disclose iiJorrnntion that such Psrty is otherwise obligated to hold in confidence, or to niake othe disclosures iYliioli might be injurious to the individual interests of the Parties or their Affiliates . 9,1. Coiavactoi’ has the right to ptiblish the Reseamli Results, provided that (i) any siich Jiiiblicaiion does not coniain any ASC Confidential Infoi'mRtion or (ii) A 8 Clias autliorized, in writing, the Cotitiactoi to risc ASC's Confidentiol lnfoi'motion . Gontroctoi agrees lo provide z ¥ SC with a copy of sny proposed ptiblicntion oi' publio tlisclosiire at least sixty (60) days in advance of the proposem publicntioii date to elloiv for ASC's Review atid appi'ovel, \ Yllicli np l ii’ O val sliall not be uni’ea 5 onnbly witlill# 1 d . Furtliei, Contractoi' sgi'ees to (i) reinove aity ASC Coiifidentiul lnfoiinatioii from any proposed püblicatioii, iipon

ASG AG REEMEN'I’NJ request by ASC ; end (ii) ‹lela y any publication, if requested by ASC, in order to file for J›nteni pi'otection of any patentlble material disclosed within the proposed publication . Unless specifically dii'ecterl olhenvise by ASC, Saudi AralTiCO illld ASC will be given full credit and acknowledgment for the support provided to Coiittactoi‘ in any publication resulting from tlte Project, unless specifically directed otherwise by ASC, and shall be 9.2. nsined as co - developer's oftlie Reseai'cli Results, rind if appropi'iate, co - inventors as defined under' U.S . Petent Laws, te lec 1 iO l 10. 10.1. B k ou d I tellect i 1 Pio t 10,1.1 . Coutractor's Beckgi'ouiid IP is listed iii Ait8chnient II of Scliediile B. 10,1.2 . ASC's Background IP is listed in Attacliineiit llI of Schedule B. 10.1.3. RxceJit as provided in this Section 10.1.3, the Parties agree that nothing in this Agreement grants either Patty ony rights to any Backgroun d Intellectual Ploperty of the other Pell. If either Party i'easoneb 1ydetermines Backgt'ouud Intellectua l Property owned solely by the other Pai'ly or its Affiliate s is essential to the use of new Intellectual Pr operty created, made or Conceived under tlte Agreement, then the Parties hereby agree to grant a license on a l ioiidiscrinlinatoiy an‹t reasonable i'oyalty basis, to the extent thnt such Party is legally able to do so, 10,2. Reseai'c1i Results 3. O ne s i o Ne tel ec a P 1. Subject only to Sections 10 . 3 . 2 . and 10 . 3 . 3 . below , title and ownership to my Intellectual Property created, made, or Conceived in the peifolrnancc ObllliS Agreginent, or any intellectual property righi granted with respect to sticli lntellecfital Properly shell be owned jointl y by Contractor and AsC ("Joiiitly - Oivne‹l IP”) . 2. Title rind ownersh ip to any Intellectual Property created, made or Conceived solely by employees of Contractor in connection with this AgreeiTlont shall VGS1 Ill OI1(l’ tC{Of (" 0Ilfl’tt Ol’ I ”). JO{’ p{}[’poses O this Agi'eeineiit, Contractor IP include s Coiili'actor Backgrp imd IP end Any Itilellcctiial Property owned by Contractor prior’ to tlte Effective Date. 10.3.3. Title nitd 08Y!8Cl'S ât{) TO ally lllte)JCC(tlQ /fOQ l) c{’eated$ I)jg{jQ Ol’ OJ} eijzed solely by OHIJilO CCS 0f A3C o1 its Affiliates under this Agreement shell

4SC1GRFEM6NTMO, vest in ASC, regardless of wlisilier tltc inveillions iv@e rnnde al the Contlactoi’ or iising Gonirnctor lnboralories or cqtifpineiit (“ASC IP”) . l'oi’ puiposes oftliis Agrceinent, ASC IP includes ASCBnokgi'ound Intellsctiial Propei'ty and amy liitellectii al Pi'operty owiied by ASC or its Affilintes prior to the Effective Date . 10 , 4 . Disclositrc If nny discovery or’ invention, dui'ing thc 2 ?rtn in connection with the performance oftliis Agreement, might be considered eiiher Jointly - Owited lP or Conti'actor IP, the Principal Investigatoi' sllall : (i) promptly submit a detailed invention disclosutn to ASC iegai‹iing that invention or discovery, (ii) include that invention or discovery on the next Report required under this Agreement ; end (fii) disclose smelt invention or discovery to ASC at the next meeting of the Parties . . tent id Fi!in Por Contrsctor IP and for Iointly - Owned IP, the Partits . will inntunlly dGteiming whiclt Perty sliall }iiepare and file foi‘patoiit piotection Ç’Fi 1 Jng Party") . The Filing Pmty will iiislnict íts patent pi'oseciition coinLsel (’Hrosecntion Coiinsel’ 3 to provide flie other(non - filíiig)Porty with copies ofoll patent applicalions, with ell izspouses to fifftce Accions efifi other official co esponderice at least thirty (30) days befoie they are rcqiiired to 1 » fiied with the United States Potent Trade Office ("USPTO") or otliei'relevant patent office 6. Uoopetatioö 1. Eaclt Pity egrees to cooperate Billy with the other Party to ensure that patent applications cover, to the best of the Parties’ knowledge, all items of commercial interest and iiupotiaiwe to ASC 8 ud its Affiiiates At its discretion, the Filing Perty may allow the non - filing Perry to insfiuct Prosecution Counsel directly, provided that (i) the non - filing Faity' s prior’ written appi'ovsl is obtained and (ii) the Prosecution Counsel eineins counsel to ftse Filing Patty with an appropriate engagement contract . lii such event, the Prosecution C otinselsha) 1 notjointlyi'epresent both Parties unless such joint representation is requested by the non - filing Pnrly, is up ] roved by the Filing Party, and an appropriate engagement contract wlth a conflict waiver is in effect . The Parties egreetliat tlie 7 will shme equally a common legal interest in obtaining velirl end enforceable patents and tlist they will maintain os confidential all Confidential lnfonnntion received pursuant to Section 6 of Sclicdiile A, of any potent and any joint patent, es tlñscribed hmein . Such cooperation includes without linfil 8 tion executing all } 1 apet's and instniiRcnts, niu 1 tñ uiring reptcsentotives to execute such papers and insti'uineiits, so as to effectiiate the own • rsl'il› of Intellectual Propeity

ASC AGnEEMENT NO , 10 . 7 . 1 . CoiitrActor s 1 i«ll piovi‹ 1 e «d lance oppott«nity ofnn legs tliaiiiliiity (30) days for AsC to rcv'iow and coiiiineut upoii all filiiigs foi’ Conlrector IP and iointly - Owncd lP (if piosecuted by Contractor Piosecution Coiinscl), and shaft promptly provide ASC with copies of and access to all filings, correspondance, and iælaied informntion for pateiit prosectitioiis . Coiitractoi sliall be responsible for n iaking decisions regarding tlle scope and GolltClJt öf appliûatioiis to be filed aild prosectitcd foi’ Cönhnctoi' IP, with due coiisideralioii of any xevisioiis or commente provided by ASC . Conttacior shall keep ASC advised 8 s to the statut of sucli opplicotions, and shall proniptly supply ASC with copies of ali papei's received ond fî 1 e‹l in coiutection with the pros continent (but not tess that ’col in lima siifficient foi ASC to oys). 10 . 7 2 ASC slinll provide advance opporkiiiity ofno lcss that dnys foi’ Coniractor to review and comment upon nil filings for an Joiiitly - OwHed IP (if plosecuted by ASC Prosectition Coitnsel), and shit prontptly provide Doiitmctoi‘ ivillt copies of and eccess to all filings, cori'esJiondcnco, and reloted information for poteni pirsecutions, Connecter sball bd responsible foi' innking decisioiis regai'ding tlie scope and content of applications to be filed and ptoseeiited for ASC lP, with due eonsiderntion of city révisions or eomments provided by Controctor . ASC shaft keep COnttactOr advi£ed nS tO tin St8il:S Of stiCll appliCRtiOnS, And Sbfl11 pfolliptly supply Coiiirector with copies of oll papei's reserved and filed in connection wiih the prosecu (but not less tlia in time siifficient for Donti'nctoi' to comment d8ya). )0.8: Y ic : e v i The Ponies will discuss end detelmine the coiuiti'ies in Which they desire to file patent applicetiono on each Jointly - Owned IP . Each Party has the right nt its cost and expense to file sticli patent applicatioiis in the countries wlterc . the other’ Party lins indicated in writing that it hns no interest in filing such paieiit applications . In siich event, the non - filiiJg Pai 4 y must cpoperete smith the filing PRrty (e . g„ in the prepai'ation of necessary doeiiilieats fOr tlic filing, assignment and subsequent prosecution of such petent applications), 9. Abmfioninent In the eventtlint aParty desii'es to abandon its obligations to sny patent or joint parent, or Inter declines i'esporisibi 1 ity for any pntont or joiitt patent (ltte “Abandoning Party”), it shell provide prior ivriflen notice to the non - Abandoning Party of sticli intention to abandon ot' decline ?u ttii* iespoiisibility, and the non - Abartdoniug Patty shall have the right, ct tie cost and expeiise, to prepai'e, file, prosecute, andan,i»tain sticli patent or joiiit patent . 10. U 1 Rir P 1 t Contractor slul l iiiunediaielj' provide written notice to ASC of any thild - pai'ty intellechiol ›ro¿ 3 er (Jr y}g]j{ 3 (including 1 'iglits belonging to othei persons associated with Doiiiioctor) before seid Intellectual Property is incotporfited into or usett to further eny Research Program iindei’ this Agreement . Contractor shift only incorporate said tliii'd - party lP tvith tote express written› permission of AST, 2 ’o the extent that any tliird -

ASC AGItEBM1N’F NO. pnity lP is used, copied, or otliei’z'ise iiicorporated into the Reseai'cli Pi'ogiain, Contracloi’ i'epresenis, ivanoiiis, and coveiiunis that il mos i1te riglits aitd appcopriate licenses to trec cd transfer said tliÎi’d - party IP to ASC and its Affiliates. Ftutlier, COlJlractoi' sJidll provide written motive to ASC iinine‹lifitely sliould Contractor becoine awnre of en nssertioit by a lhii‘d - patty involviug a qiiestion of irftingement, by Contractor end/or ASC of eny third - 11. rotie l lu l L ce 11 . 1 . Liiniied license In consideration ot monies to be paid to the Conti'actor under this Agreement, Contractor sliaU, and hereby does, giant to ASC arid its Affiliates a fully paid up, non - exclusive, royalty - free license (without the right to subliceiue) to make, have made, time, sell, leese or otherwise dicyose ofdevices, uppai'atiis orproducts created through the use of or incorporating Contractor IP developed under this Agreement (including city license requisite to ASC's uiuestiicted exploitation of Colitrnctor IP, to the extent obtainable by Contactor) for A 8 C’s end its AffiJiRtes’ internal use . For purpose of tits clause, this Limited License d o esnot extend to Contractor's Bnckgrotind lP . 11.2, E c si ce 11.2.1. O ti od Contractor shall, and here option, the duration of which shall be for t AST on exclusive min the date of the filing off first patent opplicntiori(“Option erio , uritig which ASC nioy elect to negotiate a worldwide, sub - licensable, royalty - bearing exclusive license, to innks, have made, use, sell, lease or otherwise dispose of devices, apparatus or products created through the use of or incorporating ContLuctoi IP ot Contractor's rights in any Jointly - Owned IP . AST agrees to pay A Reasonable Royalty (os defined below in Section 11 . 2 . 3 ) to be negotiated in good faith, for said royalty - bearing exclusive license in Contractor IP or Contractor's right in any Jointly - Owiied IP . As further consideration fbr this Option Period, ASC agrees to pay all costs and expenses for th pi'eparation, filing, picsecuiion and iiiairitenance of sticli elected liitellccnial Property . ' !î.2.2. N L i e o e t OilS ASC license agreement vithiil tiive to entei' into ri binding following ASC's wi'itten notification to Contractoi' ti i s esire to negotiate cri exclusive license agreeitent ("NegotiBtioiis Peiiod”), In ttc event Chut AU " fail to eitter into a bindlng license agrecmcnt witliin the Negotietions Period, then Colitioctor shall haie the right to o er a tce»se, siibject to amy J›re - exiStlrlg license iiglits to A8C, to any third •• i‘. pi'ovided liowevei ; that Contracter may not License Coiilrneioi IP or its interest in any Jointly - Owiie‹l IP on tenus less favorable thnn those proposcd by ASC . Contrnctor sball not offer rights to Conlractoi' Il' of’ elly

A8C A€íREEMENT N Joiiiily - Owned IP to any third party before the eailim ofi (i) expiration of the Option Period ; o 1 (ii) ASC end Cuiilrncioi's fniluie to enter into a binding license agreement ‹iui'iiig the Negotiations Pei'iod aficr good feitli negotiations . 11 . 2 . 3 , de on bl Eo 1 As tised tlier#in, “Reasonable Royalty” iiJGans that the Pai'lies will take into consid 8 ratioR RH relevant cii'ciinistances that results in a fair deel for both A 8 C anh Gonti'actor, inñltldiiJg, but riot limited to : (i) the type ofpateni wluch is issued and costs for patent pi'osecution ; (ii) the strength end potential market value of the patent rights in the invention or discovefy ; (iii) the extent of patent coverage on the invention ; llie natiie of the mmfiet in which the products are expected to be sold ; (iv) the margins associated with those markets ; typical specific indiisti'y licensing rates for similar patents ; (v) the vslrie arid extent of eaclt Putty's Bnckgi'ountl Intellectual Propei'ty rebutted for practicing the invention ; (vi) tire costs fot obtaining licenses to necessary third - pai'ty Intellectual I'roperty or necessary Contractor Background Intellectual Property ; (vii) tlte rolaiive importance of this patent to other patents atid Intellectual Propei'ty associated with the commei‘cial success of tJte product ; and (viii) the estimated or acttlnl cost of developing tlJe product for commercialization beyond the Research Piogtain undertaken pursuant to this Agi'eeinent . 12. Export Controls t2,4, Each Uni ly acknowledges that Confi‹tential Information liJay Conii'o 1 led Items . 2. Each Party shall comply fitlly with all ExpoiT Control Laws. 3. Haeli Psrty shall fully cooperate with the otliei Party in complying with the Export Contr ol Laws snd this Section 12 (including, but not limited to, the obtaining of any required licenses or permits from u goveining agency of the Uilited States Government) . Prior to the disclosuro, release or lransfer of ony Confirlential Inforinati on oi’ Conti'ol 1 ed Iteins to the Receiving Pni'ly, the Dlsclosing Party sliell colldtict a good faith inquíry to ascerlain the export classifications uiider the ComiTiCrce Contiol List, is c . r,R . P‹irt 774 , Sii}›{i . 1 , and the US Miinitioiis List, 22 C . F,R, Patt 121 , and Llull advise the Receiviiig Pat 1 y, i» wnting„ ofttte same . Aller rmeipt of the expoit classification information to be providcd puisuant to Sectioii 12 . 4 . , the ReceivilJg PatJ shall delenniiie to what extent the export, re - export and/or tteeined expoi't or re - export oftlie Confidentiel InfoNuation or Controllcd éteins iii qllOShOfl may reqtiire the prJor receipt of nn export licence or other np¿›iopi iate US Go erinneltt autÏïoylMtion . To the extent en export license or other appropriate US Goveiuneitt euthoi'ization is t'eqtiired prior lo the export, re - exhort and/or deeilied ex port or re - export of airy' Confidential liifornintioa or otlter Conli olled Items, neither Pnriy shall make any such 12.6.

expori, re - expoi'i or t1e#med export or re export prioi’ to the receipt thereof, nnd coinpliaiice with its leinis and coitditions. 13. Visitiiig Reseoroliers 1. ASC and its Affiliates (iticluding Saudi Arainco) may send employees (“Visiting Reseni'chors") to participate in the R#seaic 1 i Progi'am . The number of Visiting keseai'c 1 iers will bs agreed to between ASC Rlltl the Prinol Rl Investigator . Coiih'nctor shall provide Visiting Rmeorclier iYlth ctisloinoiy office space, equipment, and supplies for the duration of the Research Picgizm . 2. Lach Visiting Research‹u’ will remain an employee of ihe Perty by which lie o 1 site is employed, end v • ill lbs treated us such tit tei'ms of salaiy, worker's compensation, taxes, employee benefits rind obligations, oil of the costs related thereto (including tiovel, living expenses end accommodation costs), and shrill be the obligation of the Visiiing Researcher's employer . 13.3 All Visiting keseRrchers shall comply with the policies of Conti'actor regarding safety and health, securily, pei'sonal and professional conduct ss all es any requests of Client regarding such matters, provided such requests arc reasonable, end otherwise conduct themselves in o businesslike iiiaimer. 14. Reinoval/ ReplaceiTient où Conhactor's Bmployee 1. Upon ASC's kitten request, in ASC's sole discretion, C 0 litrnctor shall, ct its own cost end expense, remove from the Work and replace my Contractor employee or representative detei'inined to be reasonably i : nsuitab 1 e by ASC . 15. Confiict of Interest 13 . 1 . Sxcept for cuslomety proiuotional ileius and occasional business en@teininent (liiiiited in value tn tlte reosonable cost of a business ineel), Coiittactor sltall not gire , oile ; , or occept, otid wari'ants that it hal not giveii, offered or accepted, directly oi' indii‘ectly, city nioney, personal services, credit or otlier tliing of valiie, to or ft'om ASC or iti Affiliates, or any peison assooiated with A 3 C or its Affiliates , in order to infttience tliG award, terms, perfioi'inatice, aditliiiisti'ation, cxteilsion, o 1 ' terininotion of this Agrecinent oi‘ ony otltcr contract betweeti Coittractor and A 8 C or its Alfilinies . Fuitliei, Contioctor shall avoid situations in z'liicli ony personal interest coiild, or may appeai to, conflict ivilli the interesls of ASC or amy of its Affiliates, Coiiiractor sliall piompily infoim ASA in wtiting should CoiTtLactor beeoine awavc that any sucli conflict of interest has ariseli, Violation of lliis pi'ovision sliall constittlte n stibslantial breacli of this Agreeinent whicli, withol i i'ejiidice to ASC's right 10 OIl $ OfC 0 eny ollier remedy provl‹led by law, shall entitle ASC to terininote this Agreement end cleiin dnmnges .

16. Te ina i A 16,2. 16,4. AgC AG EEMEHT HO. 16.I. ASC may terminate this Agreement tit any time and ct ASC's convenience, in whole or in pail, by giving ivritlea notice to Conti’actoi’s ec 1 iii lke Work to be tei'ininaicd anti the effective dete oftcrriiiiation but no less than days . If ASC leiiniiiates this Agreeineiit for ASC's convenience piirsuant to Sectioll 16 . 1 , lipon receipt elld verifÎCetiOn O( COi 3 tlaC'tOi's fiCBl iIrcoiCe, ASC sh 8 ll pay COriil‘ 8 GtOr (i) dll ainoi : itts piopei'ly duc for WOLk perforined through the effective date of teininalion and (ii) siibjeet to ASC atidit, all reasonable, aciiouahle, ami veiifinbl 8 ainoiints of any ion - cancelable coiili'acts or salnry coniinitiuents made by Coiitractoi in dircct contcmplotion of this Agreeinenf . Coiitractor sliall accept siicli aiiioiuits in fiilI end final settlelTlent of e 11 obligations, clainis, fosses, costs, lost profits and dan : ages iu any way iclated to this Agreement . 16.3. Should Conti‘actor corninit a material breaclt of this Agreeineltt, ASC may, without prejtidice to the exeicise of any otlmi’ Rights ' tertniuate tlus Agreeinent by giviHg Contractoi' s whicli inay be ftvailablc to it, ays wiilteii notice to that effsct. ate tltat Cozttractor receives notice o£a inxtcriat 5‹cach, Coutiaotor shell have days to c»s such› n atet'ial breach . Should ASC tennfnate this A{y'eeinent or any portion of the Work for matelial breach pursuant to Section 16 . 3 , Contractor s)inll stop perfornsnnce of the specified Work on the effective date of termination . Contt'nctor shell take all actioiis necessary to preserve and protect al 1 Woi‘k in progress . 17. Ten in io b Co t 1. Should A8C comnut a niateriel breach of this Agreement, Contractor may, without prejudice to the exei'cise of any other ri hts or remedies which inay be available to it, njs written notice to that effe ' ‘om ch, ASC shall have to terminate tlus AgreeiJieiit by giving ASC the date that AST receives notice ofe m ci : re knelt material brcach . 17.2, 18. r G ia 18,2. Should Contractor terniiiinte this Ageemeiit piii‘siiaiit to Section 17 . 1 , upon receipt end verification of Contractor's final invoice, ASC shall }xty Contractor(i) all amounts pioperly tliie for Work performed t 1 ii'ougli the effective date of tenninalion and (ii) subject to ASC audit, all reasonable, actionable, and verifiable aiiiounts of any non - catioelable conti'ncts or’ sotnry commitments matte by Contrscioi iii direcl contemplation of this Agreement . vnet Se f e 18.1. This Agreement shall b« governed exclusively by the lews of the State of Texas, irres ›ective of the conflict of law i'uIes of ony jiuisdiction. BCrli Party agtees that in tke event my contros‹oisy, claim or dispi:te should oi'ise under this Agreemelit or relating iii any manner liei'elo, the Parties shall fii'st endeavoi to resolve lhe malter by good faifii ne otietions between t

ASC AGREEMENT hO. 18.3. Ifnegotiatio »s fail to resolve a nycoiilrovei'sy, claim or dispute between tlte Parties, eilher iibmit siicli coiitiovers3', cleiin or claiin dispute to bindin g ai’bilraljoii, by days \ vi‘ittmt notice lo the ot1zer Party. The arbiti'atioii sliall be conducte‹l by ri single arbilrator in Houston, Texas iii accoidance witlt the Conunercia l Aibih'alion Jules of the A meiican Arbitration Association . The erbiiretoi‘ must be nn attontey licensed to pinctice law ùi the Stote of Texas and agieed by both Pa rties . All sHbstantive 1 eg • 1 lliattei’siibinittedor presented iii, or fry sucli 4 rhiti”ation, slioll be tesolvetl cxcltisively by the laws ortlie State of Texas . 18.4. 18.5.1. Eacli Party shall bear its own expenaes of nity atbiti'ation arisifig out of this Agtc«inent. 18.6. The judgiient or award of the erbitrator iuoy be entend by any coiii't of coinpeteiit jiiiisdictioll. If the laws of the jiirisdictioit set foi 4 li in Section 18 . 1 present the Parties from arbitioting nliy controv ersy or claiin arising out ofoi ielating to this Agreeineiii, eitlier Pa 1 'ty may bchig soit to enfonce this Agreenient otto COurt of compétent jtirisdiction . 19. Notices 19.2. 18.7. A eein t No iinder this Agieemenl includitig, without limitation, All notices, autliorizetions and approvnls required or conteinplated y ot› ι o'’ e ihorizniion pertaining to Sections 6 (Liobility end fnsiiroitce), 7 (W ι rranties), 8 (Confidentiel Infonnaiioil), 9 (Publications), 10 (Intellectu el Propei 4 y), 1 1 (Intellectual Property Licences), 12 (} 3 xport Co t’ols , 13 (Visiti»g schola 's), l 4 (Relltovnl/Replacemen t of Coiltrector Rmployee), 15 (Coilflict of Interest), 16 Tenniitaiion by ASC), 17 (Termiiiation by Gontractor), 18 (Goverii ing Law anti Settleinent of Disputes ), end l 9 (Notices) inust be in z'iiting to be effective . All iequire d notices, aiithorizntions and approvals sliall be deeined to be siifficiently delivered w hendeliveird in }ierson, or' by a reputable commercial overniglit coiirie ; orient Ivy certifier or’ i'egistered mail to the oppropriate address as follows : CONTRACTOR ARAMCO SERVICES COMPAJ'IY 'P C iC Not c All tecluncal notices regarding the Research Program(iacliiding without limitation, any »otice ordisclostve } 1 C' • 1 ’Î 8 lIJJ 1 lg {O amy proposed Change in the Research Progi'ain, the R esearchScliedtile, Reports, gt'oject ‹neeti tgs describcd iti ScÎtcdtilc B, Research Results, Delivernbles, Section 9 (Tntellectual Property, or‘ Section 10 [Intellectuel

ASC AGRBEMBNT NO l’i'operty Liceiises)), must be seiit to the Repi'eseiiletives identified in Schediilo B . All teeluiiCnl notices slinll be deerned sufficienlly delivci'cd wlieit d‹r 1 ivered in porson or seitt by certified or registei'ed mail to the Representetives identifier in Schedule B . 20. Cl e O de If at any time ABC directs Contactor to make R cherge ("Cluinge") within the general scope of tiiis Conlrect si : ch is, but not limited to, alterations of the services or changes in the sequence of pelJorinance of the services, Conlrsctor shell perfolin the services aS CliaiigCd . Such Changes shall be set forlli ii 1 writing (a 'Change Order’") . Rxcept as provided in Section 20 . 4 , ench Chonge Order shall be signcd by ASC And Contractor . All services iiwolved in s change will be performed in eccoi'daace with lJie terms and conditions of tlñs Contract end will not otherwise affect the existin g rights or obligations of the parties except us ex}iressly provided in tlñs Conti'act . 2fI.1. 20,3. The procedure of implerrientnlion of a Change C›rder shall be as follows: 1. ASC will issue a Cluinge Oi'dei' Request desci'ibiiig the desired change and llte basis fordetei‘niiniiig the compensation or credit for the change. 2. Conti'actor will review the Change Oi'der Request and submit to ASC a Chonge Order Proposal describing the technical iinplenientation, any edjtistnient in the schedule resulting firm the Change, and tlte resulting estimated cost or credit due, 20.J ,3. ASC will review the Change Order proposal and conduct eny necessary negotiations with CO11tl’80tOr, fifi8r Wl3ich o Chsnge Order setting foi'lli the agreed Change, sclietlnle adjustment, and price will be issued, 20 . 2 . If a Change inay result in a request for air increase in tlte compensation due Contractor or n request for an adjustment io the Schedule, Conh'actoi' s 1 uiI 1 not proceed with the services involved in the Change without o Change Order signed by ASC, If Contractor jyoceeds with thG Rdditioiial services lnvolved iii sucha Chonge without aChange Order, Contractor shall not be entitled to my additional compensation for llte services performed or to nny adjustment of ltte schedule as a resUlt Of the Change . If ASC and Conh'sctor fail to agvee on whether or itot ony direction by ASC constitutes o Change, ASC inay direct Coriti'actor Jn writing to proceed with the sei'vices as ohaliged . Contractor's performance o 2 such services shRll not piejudice eilher party's position regarding whether such ‹direction constitutes a Chnnge, the billable man - hours essocinted with the Chnnge, cad the extent the sc 1 duty completion dews or the critical milestone dates Should be ndjtisted . 20 . 4 . Should ASC and Contractor fail to agree on the estimated change in compensation or scliNiile, ASC inay ditect Contractor to proceed with llie services as changed . Should ASC so diiecl Contractor in a Change Order signed by ASC, Coiitrnctof shall proceed with tlto serYices is changed and ASC shell coiii ; iensate Gonii'eotoi' in accol'dnnce with ASC's good faith estimate of ths sei vic#s associated with the Clunge, Contractor perfoiinnnce of the sein • ices es Changed shaft trot prejudice e(tl t party's position regarding adjuftinents in compensation or schedule .

21. S onsion ofWoA 1. ASC inay at any time, with or without cause, suspend performance of the Work or any part tliei'eof by giving Contractor prior written notice specifying lhe part of the sei vices to bs suspended and tlte effective deie of such suspension . Contiacl‹n’ shrill cease all activity on Buapended Woik on the effective dote of suspension but shall continue to perform any unsUspended Work . Conti'acior shall lake all actions necessary to mniiitain anti safeguard ASC materials and eqtiipiii#nl related to the suspended woi'k . ASC shall not be liable for’ loss of anticipated profits or’ for eny damages or any otlter costs incurred witlt respect to the suspended Work drying the period of suspension, except for such reasonable, otidituble, tlttd verifiable costs, which ore : 1. , Incurred for the purpose of snfegtierding the suspended part of the Woi'k and any relnte‹l systems, inatei‘ials stid equipment in transit to or at the Work site ; 2. , hictii'ied for such Conti'ector or subcontractor personnel or for such Coith'actor or’ subcontractor equipment, Which Contractor continues to maintain st ASC's iequest ; oi’ which cm non - cancelable obligations of tire Contractor or 21,1,3. Otherwise reasonable and unavoidable costs of siispetuiing the lYork end of reasseiiibling personnel and equipment. 2. ASC may, nt my time direct Contractor to proceed with all or any part of the suspended Woi'k by giving written notice to Contactor specifying the part of Work to be resiuned and the effective date of the i'esumpiioit . Suspended Work shall be promptly resumed by C ontractorafter receipt of such notice . Upon resumption of the suspended part of the WO?k, ASC slJRll iiiitiate a Ctienge Ordei pursuant to Section 20 describing my necessary adjustments to the required milestone coiupletion detes or compensation to COiitrRGtO 2 ’ tlJaf result mom the suspension of part of the Work under this Section . 21. Miscellaneous l'rovisions ASC: AcikBPMIINTNO 22.1. All titles, headings, capital letters, underlines, italics, bold fonts, brackets, unit text sizes contained iu this Agreement ai'e for identification mid refeience pill'ppses only, atid shall not be construed es defining, restrictlttg or’ limiting the meaning, purposes or' effect of any wotds, expressions or provisions herein contained . A i'cference to a section of this Agreeiueitt slinll include all of the subsections witlñn such section. failure of either Pai 4 y to exercise any of ilc i'ighls imder this Agt'eeinent shall in no way constitute a ivRiver of those lights, nor shall stich failBie excuse the other Party from sub' of fts obligations under this Agreement . No benefit or right accruing tO either’ Poi)y under' this Agi'eement shall be waived unless the waiver’ is reduced to writing and signed by both Parties . All quivers shall be trundled ss on Rinendmeiit to the Agreement . The weivcr, in one inst nc 22.2. 22.3.

constitute a contiriiiing waivev oi’ a waiver of any other act, condition or requirement or a svais • er at tow aamc sct, condition or requirement iii ullisr insiances, unless specifienlly so stated 22 . 1 . The pi'ovisioiis of this Agreement shall be sevecabte . If ttiis Agreement or any portion of this Agreement shall be invalidated on ony ground by any court of competent jurisdiction, It \ en t 1 te balance of this Agtzement slot so iiwatidateñ sha \ 1 be s»forceab 1 e in ncco dattce 22.8. 22.5. This Agreen ant is nol ao exclusive co1 knct aod ABC may i'equsst si ztilar seiviccs how others 12 . 6 . The p«ivisions of Sections 6 (Liability and Insiiante), 7 (Warranties), 8 (Confidential Information), S (Publicelions), 10 (Intellectual Prnpetty), 1 . 1 (Intellectual Property 1 CCtlS 98 ), l 2 Sport Kbntiols), 13 (Visiting Researchers), 14 (Removals Replacement of Contractor Employee), l 5 (Conflict of Interest), 16 (Termination by ASC), 17 (Termination my Contractor), 18 (Governing Law end Settlenient of Disputes), 19 (Notices), and 22 (Miscellaneous Provisions) of Schedule A, and Sections 3 (Reiiiibiirsable Expenses), 4 (Audit Rights), eitd 5 (Set - Off) of Seite@e C, ate continuJng ones and shall survive the expiration or teriiiination of tlus Agreement . 22 . 7 . This Agreement inny be executed iii oite or moth counterparts, each of which shall constiliite en original . This Agreement supersedes nl 1 previous coiitraots, con'cspoiideiice rind i : nderstandings between the Parties concerning the sribject matter hereof end constifiites their entire agreeiiient relating thereto No promise, agreement, re rGselitation or modification to thls Agreement shall be of any force or effect between the Parties, unless set forth or provided for in this Agreeinetit or in g kitten omen‹lment signed by both Parties . END0F&CMEDULEA

SCHEDULE B Scoiie of World Geneizl Description of the ReseB1‘cl1 Program 1 1.1 A general description of the Research Program, incliitliug its objectives and gonls, is set forth bclow: ASC A€illñEMLN’l“ Nf9. 1,2. C ontractor‘s contribution s to the Research Program include, but ere not limiied to: 1.3, Minuted to: 1.3.1 1.3.2 2. Reseoi'cliSchedule A8C end its Affiliates' contributions to the Research Progts@ include, but are not 2.1 Contrtictor ag rees to conduct tlte Research Progra m and to accordance with the Research Schedule below: Work Package 2• the \ Vork iti

3. Lo miion • kenrœeniatives Pl'İilGipBl Investigator: Contnctoi ’ Rep resentati ve: ASC Re presentativ e: Sall£ÎÍ Aiainco's Teclmical Re}itesentative: 5. Reports 5.1 Tecluiical Re ports • Excctiłivc siiiiiinei'y • Achİ eveni ents NQme: Title: Phone: Name: Title: Phone; Email: Name: Title: Pltonc: Email: Natнe: Title: Phone: ASCAGRREMEN TNO.

ASC AGltEEME NT NO • Desci'iption of test p rocedi:res and test appaiehi$ ƒ "fesl Results, bolt) i’a \ \ ' dQtp:}}}d ca1c{}1p e † results Pi'o • Issues and problems that have arisen or tllBt are anticipated • Any IP created since th • ConclilSloll arid fiiture plan until next report 5.2 well £U Ollgolllg changes in the Resea rch Progi'ain 6.2 tO USA NteeiingS when needed. Du rin g the Terin, Contractor' reyzese‹ \ tatives will i»cst Yitjt •epies tati qs of Saudi Ara m T c O to discuss the Research Progi m, the Work, progress and resrilts, as Such me eting s lney be held by vi‹Jeo conference, by telephon e confo1'ence or foce All C oStS olid exp ei J se s incurred by Contractor pei'sonnel in c oi»eotioii with any such meetings will be boi'iie by C ontractor. TJus shall iilcl¡lde byt jjot }{t J(gd tO Coiiti'actor shell be responsible for all required t ravel to 3audi Ambiit aitd ‹ssociated co l ts. bu ƒ "' ƒ ss vi** PPP ications, aiifni'e, tt'flIlSpOrfati on mid acc oiniiioda ti 0 n i ncurred fltH’ing p erformanceof the work it›cals,

AOC AGRERMENT NO Coi i‘acto ' slall perforln tlioroitgli Bnalysis of i'eqiiireinen ts based on fhe lasks defined beloiv: Acteptance critcria Deliverables WOl'lt Fhcltage 2 (WP2): 2.1.3 tbe systeot člsveToyit ent Dtlring llli$ y 0 ’lt p il cLageCoiit ector silai J p e r f orl» lhe following ta s ks:

2.2.1 Field Ti'ials 2.3 D e1ivei'ab1es 2.3.2 2.3.3 2. 2,3.3 END OP ATT CIЗM HNT I T ASC AG RßRNŒ MTN O.

ASC AGREEMENT NO. A’fTACFIi \ 4 ENT II ’IO SCHEDULE B Conti'actoi"s IP Dnckgrouiut IP

A8CAGREEI \ RENT \ 4O. ATTACHMENT III TO SCHEDULE B ASC's IP

CO !.2 22 2.3 ASC AGREEM SNT NO. AS fhll ell d complete coiiipensaiion for the perfoi'inance of the Work by Contmctoi‘ ond all i'ights mld liceiises grented to ASC nader‘ iliis Agreement, ASC sliali: All compensation to be paid by ASC liereunder shall be userl only for the tes s h, lie Work, the righls and licenses granted lieretinder, and OU@r aclfvitfGS e xpressly set föirh in this Agreement. C ontractoi'sliall not be eniitled to ieceive, nor is ASC obligated to pay, any omoiinis in exccss of tbe above amo»nts inutiielly agreed to and signed Aniendment to this Agteeiiient. neat All pnyinents to Contraetoi still be i» US do1i«s.

2.4 Co ntmctor's invoices Email be e‹ldiessed to: ASC AGREEMRNT NON 2.4.1 2.4.2 Conh'actor sliall siibiuit invoiC8 iit digital (preferi'ed) ot' liai'dcopy fovmat. peiniitte d). E eli PDF file must be PDF with the ht voiees sabinitted in digital forum file nttacl tient to sir email sent t O word ‘invoice' s oinew)ieie iii tlle su yee mg o ie eina r ot er text is * ® i*iOI*1y One ÎllVoice tliougli this em by a mtliti - page invoice Wiili supporting dociiiiieiits. Where documentation is inclnded ivitlt the invoice the invoice must be the first page in the PDF file. Multiple iuvoice8 Chu be attaclied to a single email. 2,4.3 lnvoices siibniltted in hordcopy format shall be inailed to the iitvoice eddre ss noted above in an envelope i narkcd"liivoice Enclosed” . COllllWGtO 4 ‘ sllall, if re qiiested by ASC, provlde more tliaa one copy of tlielr invoice and stipporting documents and ƒ F provide illvoiT 8 s aRd st)ppo}'{i{}g dociURenta tioii in other fonnats . .4.4 2. † COlitractor' s invoiccs inust show the follownlg infoi'ination: 2.5.3 2.5.4 2.6 OJ'k gt'Ê 0 in excess o 2.7 not lintited to: bach Învoice shall ëe iteinizeû an d c o ntainsupportiiig doctiiu eflt ati o n to ASC, includiog but uot 1ùnilcd to, n d etailed statement of i nilestone c oinplelcd, receipts for iill rei mbtlrsable expenses The statement of Work perfornied a C mÿilll Hlg the înroice shall üiclude, btlt iS

28 2.10 2.13 2,7.1 A listing of tlic Milestones coinpletcd or o dctaílal stiininai y of pi'ogicss earned; Ail itefnixed Listing of any expenses reiilibiiivab le mudar the tei'ms of lhis Agteenlent ASC AGRlitíMüNT NO. 2.7*J Afier certitícation ofeacll invoice by the ASC Repieseiitative, ASC shah proinptly pay Coiitractor the sum due . Paymeiits to Contractor shall be inade in accordance with Coiiiractoi's reniittance iiistrtictions iii the cui'iency set forth iii t his Schedtile C. ASC slu)l not bs rcsponsible for any peyiuenl delajs diie to iinproperly 0ddi’ess&, fonTtatted, iteztiize‹i oz s iyportcd invoíces oi foi litck of or incoiuplele i'einittaiice Should A 8 C object to any item coiitained in oiij* ÍliYoice, or to the siifficieiu ; y of the documents subiritied in su}ipott of eny such iteni, ASC shah be eiilitled lo iviilihold payntent for the ailount ettribtitable to the itein or silbstantiating documents to which ASC objecte . Should siicli payinent be withhelJ, ASC shah notify Co»tiactor pioinptly : » Writi»g Of : ] objeGtion, and ASC sholl proniptly pay Coilirfictot’that portion of the invoice ainount, which is pioperl y die and pfiyable. 2.9 2.11 2.12 hereunder, Final Releas e Agreeinent Payment of my 3nvoice by ASC shrill not prejtidice ASC's i'ight to o b t w e o c o question any in voice, or’ 8iiy netter in relation tltereto, at an y lime up years after completion of the services to ivhicli the invoice pertnins . No payment by ASC shall be conslrtiCd as acceptance of sny part of tlte Work to be performed PoMovü»gcoin ouhesaoJ oó1goG0nsi»iUet 2.13.1 eüo›iofíhe Work aiid aiter üilfillment b y Conlractor of alt of its invoi ced to ASC tinder lhis A Aodit Rieliis for the puipose of iliis Section), stifficient to accui’oteJy and propeily refiect coses incurred by Contract oi «nd ’esment and the disposiiio n of eny material, tools or equipment provided by ASC to Conti'actor, ASC, or any fiun of ouditors appointed by ASC, sliall )iave aceess, at 011 reosonablc times, to alt stich i'ecords for the Ptlrpose of tltiditÍiJg alld vciif3•íng cpsts t’ 5Tj b;jy pt}t available all siicli records tot' q reasonable puipose, and shah liove the zight to izproduce any s ucJi i’eco1€s. Hoivever, conceraíng any fixed i'ates p ayable liereundei, l"ie puipose of siich audit sholl be only for verification of time ivorked oi’ iiiüts of work peitornicd Conti'actoi sliall yrcseiYc nitó nt8ke tei”inmatio u of lleis Agre einenl ; provided , liowever, thot if niiy socli records ai'e or may be required to resolve an y cleiin or disputa in relalÍon to this A greeinent,the period of reteiilion and the rights of access end cxamination described in t his Section slinll continue lititil final disposiiion of stich clainz on disyqte. Any s uin duc anti owing to ASC from Controctor ina y be set off by ASC against f in S8lll due a nd owin g Contractor under this Agreemelit or iindei' any oili8l' COniract ASC may *** *vi‹h Hniractor from time to time. bases, at ASC' s election: END OF SCIIED ULE C Pursiiant t o Sectioii 20 (Change Oi'dors) of Scliedtlle A, tlte coiupensstion diu COIltl’àC(0l’ or the credit diie ASC for a Change shall be establislted on onc or niore of the followiiig

Sclietlule C l'ricing Atlneliinenf I 1. Milestone Payment Sehedule The Milestone Payment Schedule irferenced in Section 2.2 of Schedule C is set forth in Table I below. The pai'ties agree thet the Project Price sel foi€i in Section 1.1 of Schedule C represents tlte sum of the individual ltunp sum milestone payments set forth in Table I below. 2. Rates For Chanse Orders The following rates repl‘esent Contractor compensation for Change Order work. 1. I _,abor Rates Tlte Labor Rates in Table II i'epresent hourly c ompensatio n pai d for Contractor personnel's performance of Change Order' work subject to the pi'ovisions of Section S.I. o£Sc)›e8ttle C.

Tnble III Worlt Vnit States éïn ISD) Wol'lt U nit ïlRte Wor lt ïi»it Desc, i,ti»i, (') (Ij A Work Unit needs to be described in terius of u nieostirablc "tintt" of work, e.g. "Pei foot ofPipe Laid”, “Per xx test perfoinied” etc, ÄOSltlOll Al 2.2 Work Unit Rate The Work Unit bates set fomh Schedul e C. ASC ACiRfiEMENT NO, work unit coinpensation for Chan ge Order word completed by Coiitractor stibject to the provisions of Section 5.2 of END OF 8CHEDI1 LE C, PRICING A TTACHMENT I

3. Contractor's persoruiel shall be responsible for obtaining eIl passpol'ts, medical exarniiietioni, iilo ñulationsand pertiiils necessary for latin and sny ‹dependents authoi'izefi b}' AST, to goin entrance iiito and exit firm Saudi Arabia in connection with this Sc1ie‹IuÏe D Prepat+tory ov Auxilini’› Ser vices in Soiitll Ar shin !to orAixi ed1n Ǝ Audi Wlieiievei' reqiiired for sticcessful perforniatme of the Work heicnnder, Cnntrat›tor shall send Coiitmctor's pei'soime 1 to Saudi Arabia for necessary liaison with Saudi Ardmco and amy othei’ field nctivities that si'e prepei'atovy or auriliaiy to the Work herennder . Scott pieparatoi'y ornnxiliaiy services cinniilatively slinll not eKceed 1 ) ftlie total vahie of all s rvices perfoiined nitdei’ the contract ; aici ' verrt s a 41 ie piepaintory or aUxiIiary services performed in Kiiigdoin excee iu value . ihich piepamtory or aiixiliRry seivices sliall be uiidei'taketi only with e mor written nutliorizntiou of ASA . These preparatory oi allXllÎRlJ serriCcs porfornied in Saudi Aiabia sliall be snbject to additioiiel terms as set fortli bclow : 1. No compensation in addilio» to that explicitly slated in Scllediile C liereofsliall bG ered or paid to Contractor for pi'epatotory or eiixili y services performed by Contractor's personnel in Saudi Ambia . 2. In the event ASC or Saudi M'anico is co mpelledby any Goveiiitnent authoi'ity ii Seudi Arabia to pay any . shun of money in satisfaotioit of oity debt ov obligation in Saudi Arabia of Conductor or Contactor's pelzoimel as n result of the performance of the Work hereunder, Contractor shall izinibin'se AST upon receipt of(1) its invoice of the amounts p 8 id, end (2) evidenoe of the Oovenrnent action iYhich required the making of rich payment . 3. Wlñle performing aRy preparatory or ouxiliery services in Satidi Arabic, Contractor's persoiuiel shall observe all applicablc Saudi Amen safety and pei'soiuieI roles and i’egUIatioits . In addition, Contractor's personnel shall strictly observe Sniidi Ai'ab Oovemment miles concerning photography . Neither Contractor nor its pei'sonnel s 1 iaI 1 j›iiblish or release any photogmphs lakelJ in Saudi Arabia, uHless they ai'e fii'st submitted to ASC for its approval . 2. Wo 'k Sc! edtilc Contractor's personnel's normal work week sclwdule for performance of seirices in Snudi Ambia under’ this Agreement shell consist of eight (8) hour's per doy, Simdny through Thursday, aid 2 rest day(s) . Contractor’ shall be entitled to compensation for’ periods not worked by ils employee due to illness and Saudi Arninco designated holidays but not for other excused or unexcused obsei : ces it Cor t ’aeto ¥ ’S Compensation, us stated in Schedule C, is s calendar dey rate . Coiiti'nctoi shall not be entitled to compensation for sick time oi’ lime not worked due to San 6 i Areineo dmignaie‹i holidays if Compeil 9 Rted at hourly or

Agreeinent, Conlfnctoi's persoiuicl shell obtain fiis own visa and termite necessory to enter Saudi Aiubia . ASP shaft reiinbtirse Ccnti'iictor for the «chili cost of the nbovc - incntioned iteiiis obtRÎned by its employer, but not for incidents) oxponses conneoted therewith, including ony lost jDb lime . In connection with thg Sei'Vices performed iinder this Agreement by Conltactoi's pei'soiinel : (a) Neitlier Conti'actoi not ASC shall make nny inqtifty, written or oral, direct or indirect, whicli is intend‹xl to asceriain amy such employer's age, race, color, creed, religion, sex, natioiiallty, naiionol origin or encestt‘y ; ailrl (b) nei!lier Contioctoi’ nor ASC shall discriiriiiiale or tnke iYhat could be coiistiued as discriminatory act(oti agoiiiot Uontmclor or iis employée on t)ie basis of any of the foregoing oiiteria . 4. nCos D t e Customs duties or charges of nny coiintry or gpvei'iitneatal authority assessed ngoinst the property of Contractor's peisoioiel shrill be for Contractor's own accottnt, except that ASC shall pay any such customs Littles or charges assessed against proi›eity wliicli ASC considère necessaiy iii coiuiection with Contrnctor's personnel's utoy or work in 5 audi Arabta, In the event Soudi Aiamco or ASC is compelled by any goveriunental authority in Saudi At'abia to pay any sum of money in satisfaction of any debt or obligation in Saudi Arabia of Contractor or of Conttnctor‘s persoim»l, Contractor shall reimburse Saudi Arainco oi' ASC, as appropriate, upon i - eceipt of ASC's billing rind evideiice of . tlte governmental order whieltrequired the inokiug of such payment . In the event customs dnties or charles for the account of Coiilractoi hereiinder (and not folling within the enception stated above) or eny sums of money in sRtisfactioll Of my debt or obligatioii are paid by Saudi Aranico or by ASC, ASC reserves the right to deduct the amoiint of atich peynients from tlte amount of ASC's payments to Contioctor heieundet or onder sny other contract ASL may have with Coittractor from time to titne, or nlternatively, to bill t 2 ontractor for such payinents and, in this lattei’ event, ConttactoL ngrces to jy AFC this amount . 5. . ASC AGRREMFNT NO. Dtlring atiy business trip, Conti'actor shall comply with all applicable Saudi Aramco safety and personnel isles end regulations, including but not li@ted to those set forth in the ; Sau‹ii Aramco lieiidotit entitled "Loss Prevention Information for Constiltailts" which is mode a part hereof . Sud i i h o Pol While present iii Satidi Arabia, Contractor's personnel shall abide by the Goveriiiiient Relation s and Public Relations policies established from time to lime by Saudi Aruinco as such policies nJ›ply to ; âei'soils sponsoled within Sntidi Arabia by Saudi Avnnico . In addition, Contractor's personnel shrill strictly obscure Saudi Argb Goverluuent rules, which 6. Conüactor desireto publioh or mlense nul publicíty, jiublic mlatïons inntei'íals of any kiad, ornnypliotograplis takea in Saudi Arobia, Coiitraetor sholl first subiiiit siich items to Saudi absolute dis creiion \ - itli o ii givi»g glOYiderÏ by Corjtygctoy, publisli or rcleose any siicli itel ns wiiliotit Sauili epproval may be witlflicld in Saudi Arninco's ni›y i'enson tlierefore. ASC negligence. Coiitractor i• 1cspo,›sib1c expenses or damages a risingfi'oin or related to the injury to or death of any peison Rlld the dainnge to or loss o f aliy prop fty pt J$jqg d'e ll } Conlractor's persoiinel' s operatíoii of any inOtOr veJiicle assigiied to liiin by Saudi A ornC o , Ot her thNt .claim s, fosses, exyense s oi }iersonnel's willful acts or' End of Schedsile D Shall defend, in deinnify end liold Contractor haimless frol n aiU and afí claims,1osses, OIttlSS10JtS OT' @’OSS for 011 liability related to IOCRI Ír8iJSpO1’Í8tÍOfl